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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    October 4, 2004
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                                 Presstek, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 0-17541                                  02-0415170
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        (Commission File Number)               (IRS Employer Identification No.)


           55 EXECUTIVE DRIVE
          HUDSON, NEW HAMPSHIRE                           03051-4903
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (603) 595-7000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM   8.01 OTHER EVENTS.

       On October 4, 2004, Presstek, Inc. (the "Company") issued a press release announcing that the purported securities class action lawsuit brought against the Company, together with its former Chief Executive Officer Robert W. Hallman, and former Chief Financial Officer Neil Rossen, has been dismissed. The suit, claiming to be brought on behalf of purchasers of Presstek's common stock during the period from December 10, 1999 through July 16, 2001, was filed in June 2003 in the United States District Court for the District of New Hampshire. A copy of the press release is attached hereto as Exhibit 99.1


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        PRESSTEK, INC.

Date:  October 6, 2004                                  By: /s/ Edward J. Marino
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                                                        Edward J. Marino
                                                        President and
                                                        Chief Executive Officer

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EXHIBIT INDEX



Exhibit No.       Description
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99.1              Press release issued by Presstek, Inc., dated October 4, 2004.